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                                                                   EXHIBIT 10.13







                             COMMERCIAL OFFICE LEASE

                                     BETWEEN

                           CENTERPOINTE PROPERTY, LLC

                                       AND

                         NATIONAL HEALTH PARTNERS, INC.



                      Premises designated as Suite No. 501

                           Situated on Floor(s) No. 5



                                 FOR TENANCY AT

                          CENTERPOINTE OFFICE BUILDING
                                Sarasota, Florida




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                                TABLE OF CONTENTS

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                                                                                                               Page

1.       DEFINITIONS AND TERMS....................................................................................1
2.       PREMISES.................................................................................................2
3.       TERM.....................................................................................................3
4.       RENT.....................................................................................................4
5.       TENANT'S SHARE OF EXPENSES...............................................................................5
6.       SECURITY DEPOSIT.........................................................................................7
7.       ADDITIONS AND ALTERATIONS................................................................................7
8.       PERMITTED USE............................................................................................9
9.       UTILITIES...............................................................................................10
10.      INDEMNIFICATION; INSURANCE..............................................................................11
11.      ASSIGNMENT OR SUBLETTING................................................................................13
12.      SIGNS; ADVERTISING......................................................................................14
13.      MAINTENANCE OF INTERIOR OF PREMISES.....................................................................14
14.      DAMAGE OR DESTRUCTION...................................................................................14
15.      DEFAULT.................................................................................................15
16.      REMEDIES................................................................................................16
17.      LANDLORD'S RIGHT OF ENTRY...............................................................................18
18.      NOTICES.................................................................................................18
19.      TAXES ON TENANT'S PERSONAL PROPERTY AND TAXES ASSESSED AGAINST RENTALS..................................18
20.      ATTORNEY'S FEES AND COSTS OF COLLECTION.................................................................19
21.      PRIOR AGREEMENTS........................................................................................19
22.      FLOOR PLANS.............................................................................................19
23.      NO AUTOMATIC RENEWAL....................................................................................19
24.      CONDITIONS OF PREMISES; NO WARRANTIES...................................................................20
25.      TERMS, HEADINGS AND JURISDICTION........................................................................20
26.      CONDEMNATION............................................................................................20
27.      SUBORDINATION TO MORTGAGES..............................................................................20
28.      ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS..........................................................21
29.      QUIET ENJOYMENT.........................................................................................21
30.      PARKING SPACES..........................................................................................22
31.      LANDLORD'S RIGHT TO ALTER COMMON AREAS..................................................................22
32.      EXCULPATION.............................................................................................22
33.      SUCCESSORS AND ASSIGNS..................................................................................22
34.      BUILDOUT ALLOWANCE......................................................................................22
35.      REAL ESTATE COMMISSIONS.................................................................................22
36.      RADON AND HAZARDOUS WASTE...............................................................................23
37.      COMPLIANCE WITH LAWS INCLUDING THE AMERICANS WITH DISABILITIES ACT......................................23
38.      BUILDING RULES AND REGULATIONS..........................................................................23
39.      PERFORMANCE.............................................................................................24
40.      SHORT FORM OF LEASE.....................................................................................24
41.      RIGHT TO RELOCATE TENANT................................................................................24

EXHIBIT A:  FLOOR PLAN OF PREMISES
EXHIBIT B:  BUILDING RULES AND REGULATIONS
EXHIBIT C:  SHORT FORM LEASE
EXHIBIT D:  BUILDOUT ALLOWANCE
EXHIBIT E:  LANDLORD'S WORK

GUARANTY


                                      -i-


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                     ______________________________________

                                SARASOTA, FLORIDA

                           COMMERCIAL LEASE AGREEMENT

         THIS LEASE ("Lease") is entered into the 13th day of June, 2005 between CENTERPOINTE PROPERTY, LLC, as the authorized agent for PMW HOSPITALITY, LLC and RFW HOSPITALITY, LLC, hereinafter referred to as the "Landlord", and NATIONAL HEALTH PARTNERS, INC, hereinafter referred to as the "Tenant";

                                   WITNESSETH:

         As mutual consideration for entering into this Lease the Landlord and Tenant agree to the following covenants, terms and conditions:

1.       DEFINITIONS AND TERMS

         As Used in this Lease Agreement, the terms enumerated below as items
         1.1 to 1.21 inclusive shall have only the meaning set forth in this section unless expressly modified, limited or expanded elsewhere in the Lease, in which event, such modification, limitation and/or expansion shall supersede the meaning set forth below:

         1.1 EXHIBITS: The following Exhibits attached to this Lease are incorporated herein and made a part hereof:

                  Exhibit A: Floor Plan of Premises
                  Exhibit B: Building Rules and Regulations
                  Exhibit C: Short Form of Lease
                  Exhibit D: Buildout Allowance
                  Exhibit E: Landlord's Work

         1.2 BUILDING: Centerpointe Office Building located at 2033 Main Street, Sarasota, Florida 34237, containing approximately 97,207 rentable square feet.

         1.3      PREMISES: Suite 501, see 1.12 Rentable Area of Premises.

         1.4 TERM: The Term of this Lease commences on the Commencement Date and expires on the Termination Date unless terminated sooner or extended as provided in this Lease.

         1.5      COMMENCEMENT DATE: July 1, 2005

         1.6      TERMINATION DATE: June 30, 2010

         1.7 ANNUAL BASE RENT: $13.02 per rentable square foot, plus applicable taxes

         1.8      INITIAL MONTHLY BASE RENT: $4328.07, plus applicable taxes


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         1.9      INITIAL ANNUAL CAM CHARGE: $ 9.68 per rentable square
                  foot, plus applicable taxes.

         1.10     INITIAL MONTHLY CAM CHARGE: $3217.79, plus applicable taxes

         1.11 INITIAL MONTHLY RENT (BASE RENT AND CAM CHARGE): $ 7545.86 plus applicable taxes

         1.12     RENTABLE AREA OF PREMISES: 3989 square feet.

         1.13     TENANT'S PROPORTIONATE SHARE ("PROPORTIONATE SHARE"): 4.10 %

         1.14 SECURITY DEPOSIT: $ 18,000 - to be paid to landlord no later than October 1, 2005.

         1.15     PERMITTED USE: General Office

         1.16     TENANT'S ADDRESS:         2033 Main Street, Suite 501
                                            Sarasota, Florida 34237

         1.17     LANDLORD'S ADDRESS:       Centerpointe Property, LLC
                                            2033 Main St, Suite 405
                                            Sarasota, Florida 34237

         1.18     GUARANTOR:                N/A

         1.19 OPTIONS TO RENEW: 1-5 year option to renew with 120 days written notice provided to Landlord.

         1.20 PARKING: Tenant is allocated ten (10) parking space(s) in the attached parking garage at the rate of $35.00 per space, per month plus applicable sales tax for the first year of the initial term. Parking rate to be increased annually at the rate of four percent (4%) per space per month, plus applicable taxes.

         1.21 PROPERTY: The real property commonly known as 2033 Main Street, Sarasota, Florida 34237.

2.       PREMISES

         2.1 AGREEMENT TO LEASE: Landlord leases the Premises to the Tenant and Tenant leases the Premises from the Landlord for the Term of this Lease.

         2.2 EXCEPTIONS: Tenant acknowledges that this lease is subject to all existing liens, encumbrances, deeds of trust, reservations, restrictions and other matters of record and to zoning, building and fire ordinances and all governmental statutes, rules and regulations relating to the use or occupancy of the Premises, as they may hereafter be amended from time to time.

3.       TERM

         3.1 INITIAL TERM: The initial Term of this lease shall commence on the Commencement Date and shall terminate on the Termination Date, unless terminated sooner in accordance with the terms of this Lease. As used herein, Term shall include any renewal term for which Tenant duly exercises its option to renew in accordance with Section 3.4 below.

         3.2 EARLY COMMENCEMENT: Notwithstanding the Commencement Date, the Term shall commence earlier than the Commencement Date if Tenant occupies the Premises prior to the stated Commencement Date. "Occupancy", "occupy" or "occupies" as used in this lease shall mean use of the Premises for any reason by Tenant or Tenant's agents, licensees, employees, directors, officers, partners, trustees, and invitees (collectively, "Tenant's Agents").

         3.3 DELAYED COMMENCEMENT: Landlord shall deliver possession of the Premises to Tenant on or within 30 days of the Commencement Date. If Landlord, through no fault of Tenant, cannot deliver possession of the Premises to Tenant on the Commencement Date, such delay shall not affect the validity of this Lease, nor shall Landlord be liable to Tenant for any loss or damage resulting therefrom, but there shall be a proportionate reduction of rent covering the period between the Commencement Date and the time when Landlord delivers possession of the Premises to Tenant.

         3.4 OPTION TO RENEW: Tenant shall have the option, exercisable by written notice to Landlord, sent by certified mail or recognized overnight mail delivery service, and received by Landlord not later than one hundred twenty (120) days prior to the expiration of the initial Term and/or any exercised renewal term, to extend the Lease, for the renewal term(s) set forth in Section 1.19 on the same terms and conditions as provided in the Lease, except that;

                  a. Landlord shall have no obligations to make any improvements to the Premises; and

                  b.       There shall be no option to further extend the Term.

                  Notwithstanding the foregoing, the option to renew the lease shall be deemed null and void if one more of the following has occurred:

                  a.       Tenant has been late in the payment of rent on three
                           (3) or more occasions within any twelve (12) month period. For this purpose, a payment shall be deemed to be late if it is received by Landlord after the fifth day of the month in which such rent is due.

                  b. Tenant is or has been in default in the performance of any of its other obligations under the Lease.

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                  c.       Tenant has failed to give written notice by certified
                           or overnight mail to Landlord one hundred twenty
                           (120) days prior to the expiration of the Initial Term, or any subsequent renewal term.

                  d.       The Lease has been assigned.

4.       RENT

         4.1 RENT DETERMINATION: Tenant agrees to pay to Landlord each year during the Term (as the Term may be adjusted pursuant to Section 3.2 or 3.3) the Annual Rent (Annual Base Rent plus applicable CAM charges) for the Premises. Annual Rent shall be paid in monthly installments in advance, on or before the first day of each calendar month during the Term; provided that Tenant shall pay to the Landlord prior to Commencement Date the prorated Monthly Rent attributable to the month in which the Commencement Date occurs if other than the first day of a month. The Monthly Rent shall include Florida State Sales Tax thereon and any other tax applicable to said Monthly Rent. Concurrently with the execution of this Lease, Tenant shall pay to Landlord the Monthly Rent for the first month's rent. All rent payable by Tenant to Landlord under this Lease shall be paid to Landlord in lawful money of the United States of America at Landlord's address on Page 1 herein, or to any other person or at any place Landlord may designate in writing. Unless otherwise specified, the term "rent" or "Rent" as used in this Lease shall include Base Rent plus CAM charges (as described in Section 5.1 below), and any other additional rent payable hereunder, plus all applicable taxes. All rent shall be paid without prior demand, deduction, setoff or counterclaim.

         4.2 ADDITIONAL SERVICES: Tenant agrees to pay to Landlord as additional rent upon demand (but not more frequently than monthly) all charges for any services, goods or materials furnished by Landlord at Tenant's written request which are not required to be furnished by Landlord under this Lease without separate charge or reimbursement. Such charges are due and payable in full, upon demand after the services, goods, or materials are furnished.

         4.3 PRORATIONS: Any rent for any fractional month shall be prorated based on a thirty (30) day month, and for any fractional year shall be prorated based on a three hundred sixty (360) day year.

         4.4 ANNUAL RENT INCREASE: The Monthly Base Rent shall be increased beginning on the first anniversary of the Commencement Date and on each anniversary thereafter by a sum equal to 4% of the Monthly Base Rent for the last month of the previous year or the increase in the CPI Index during the prior year, whichever is greater. "CPI Index" means the "Consumer Price Index for Urban Wage Earners and Clerical Workers, Revised Series, CPI-W (all items 1982-1984=100) published by the Bureau of Labor Statistics, United States Department of Labor, or any successor to such agency for the standard metropolitan statistical area in which the Premises are located. If the CPI Index shall cease to be published, Landlord shall replace it for purposes of this Lease with a reasonable substitute index. If the CPI Index shall be reconstituted or the basis for its calculation shall be changed, then the new index shall be employed under this Lease.

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         4.5      SALES TAX: Tenant shall pay to Landlord concurrently with the payment of the Monthly Rent, any additional rent and other sums, all Florida State sales tax and any other tax which is applicable to such payment.

         4.6 NO SET-OFF: Tenant waives all rights (whether statutory or otherwise) to make repairs at the expense of Landlord, to cure any alleged defaults by Landlord at the expense of Landlord, or to deduct the cost thereof from rent or other sums due Landlord hereunder.

         4.7 LATE PAYMENT PENALTY: A late payment penalty shall be added to any rent not received by Landlord within ten (10) days of the due date. Such penalty shall be five percent (5%) of the monthly rent or additional rent due.

         4.8 LATE PAYMENT INTEREST: If any installment of Monthly Rent, additional rent or other amount due hereunder is not paid within ten (10) days after it is due, then such payment shall bear interest at the lower rate of either eighteen percent (18%) per annum or the maximum rate permitted by law, from the date on which it was due until the date on which it is paid, regardless of whether any notice has been given by Landlord to Tenant. This provision shall not relieve Tenant from payment of any Monthly Rent, additional rent or other amounts due hereunder at the time and in the manner herein specified nor waive any other right or remedy of Landlord hereunder.

         4.9 ACCEPTANCE OF LATE PAYMENTS: The receipt and acceptance by Landlord of delinquent Rent shall not constitute a waiver of any other default. No payment by Tenant or receipt by Landlord of a lesser amount than the Monthly Rent, Additional Rent or other sums due shall be deemed to be other than on account of the earliest stipulated amounts so due, nor shall any endorsement or statement on any check or any letter or other writing accompanying any check or payment as rent be deemed in accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's rights to recover the balance of such rent or to pursue any other right or remedy provided herein or at law or in equity.

5.       TENANT'S SHARE OF EXPENSES

         5.1 ADDITIONAL RENT: Tenant shall pay, as additional rent hereunder, Tenant's Proportionate Share of CAM costs (as defined in 5.3 below) in monthly installments during the term of this Lease. The initial estimated CAM cost is set forth in
                  Section 1.9 of this Lease. Tenant's share of the CAM costs shall be an amount equal to the product obtained by multiplying the total CAM costs paid or incurred by Landlord during the year by Tenant's Proportionate Share. As soon as practicable after December 31st of each year, Landlord shall estimate the total of CAM costs for the succeeding year ("Calculation Period") and Tenant agrees to pay one twelfth (1/12th) of Tenant's Proportionate Share thereof, together with applicable tax thereon, concurrently with each monthly rental payment. As soon as practicable after the end of each Calculation Period, Landlord shall furnish to Tenant a statement of Tenant's Proportionate Share of each year's actual CAM costs. In the event that the actual CAM costs exceed Landlord's estimate for that year, Tenant shall pay Landlord such excess within 30 days of receipt of the statement of actual CAM costs. In the event that the actual CAM costs are less than the estimated CAM costs and Tenant has paid all CAM costs installments, then Tenant shall be given a credit for such overpayment applicable to the next year's CAM charges.

         5.2 COMMON AREAS: The term "Common Areas" (as initially constructed or as the same may at any time thereafter be enlarged or reduced) shall mean all areas from time to time made available by Landlord for the common and joint use and benefit of Landlord, Tenant and other tenants and occupants of the Building, and their respective employees, agents, subtenants, licensees, customers and other invitees, which may include as applicable (but shall not be deemed a representation as to their availability) the sidewalks, parking areas, driveways, landscaped areas, hallways, stairways, lobbies, restrooms, courts, ramps, elevators, electrical, sanitary, sewer and waterlines and facilities, roof, foundation, and all other portions of the Premises and the Property which is not otherwise maintained by Tenant. The Landlord shall maintain and operate the Common Areas in a manner consistent with the maintenance and operation of similar office buildings within the community wherein the Premises are located Landlord grants Tenant and its agents and invitees a nonexclusive right to use, in common with others, the Common Areas during the Term. Tenant's use of the Common Areas is subject to whatever rules Landlord may establish from time to time.

         5.3 COMMON AREA MAINTENANCE AND OPERATING EXPENSES: Common Area Maintenance and Operating Expense costs (referred to herein as "CAM") shall mean the cost of electrical and water/sewer service to the Building, including the Premises and other tenant premises.

         5.4      CAPITAL IMPROVEMENTS: N/A

         5.5 LIMITATION OF LANDLORD LIABILITY: Landlord shall have no liability to Tenant on account of any temporary failure, modification or interruption of any service to the Building or Premises which arises out of any act of God, which is required by applicable law or is otherwise beyond Landlord's reasonable control.

         5.6 INSPECTION OF BOOKS: Tenant shall have the right, at Tenant's sole expense, upon reasonable prior notice to Landlord and no more often than once per year, to perform an audit of the CAM costs for the preceding calendar year as well as the calculations of Tenant's Proportionate Share thereof unless Landlord has provided Tenant with an audited statement of such expenses prepared by a certified public accountant.

         5.7 PRORATION: If this Lease shall commence on any day other than the first day of the month or terminate on a day other than the last day of the month, the amount of any additional rent payable by Tenant for the month in which this lease commences or terminates shall be prorated and payable in advance of that prorated period.

6.       SECURITY DEPOSIT

         The Security Deposit specified in paragraph 1.14 shall be held by Landlord as security for the full and faithful performance by Tenant of each and every term, covenant and condition of this Lease on the part of Tenant to be observed and performed, and Landlord shall have no liability to pay interest thereon unless required by law. If any rent or Additional Rent herein reserved or any other sums payable by Tenant hereunder shall be overdue and unpaid or should Landlord make payments on behalf of Tenant, or should Tenant fail to perform any of the terms of this Lease, then Landlord may, at its option, and without prejudice to any other remedy which Landlord may have on account thereof, apply the Security Deposit or so much thereof as may be necessary to compensate Landlord toward the payment of the rents or other sums due from Tenant, or towards any loss, damage or expense sustained by Landlord resulting from such default on the part of Tenant; and in such event Tenant shall forthwith upon demand restore the Security Deposit to its original amount, and the sum required to so restore the Security Deposit shall be Additional Rent hereunder. In the event Tenant shall have fully and faithfully complied with all of the terms, covenants and conditions of this Lease, the Security Deposit shall be returned in full to Tenant within thirty (30) days following the end of the Term or earlier termination of this Lease. In the event that any bankruptcy, insolvency, reorganization or other creditor/debtor proceedings shall be instituted by or against Tenant or its successors or assigns, Landlord may apply the Security Deposit first to the payment of any rent, Additional Rent, and other amounts due Landlord hereunder, and the balance, if any, of the Security Deposit may be retained by Landlord in partial Liquidation of Landlord's damages. Landlord may deliver the Security Deposit to the purchaser of Landlord's interest in the Premises, in the event that such interest is sold, and Landlord shall thereupon be discharged from any further liability with respect to the Security Deposit.

7.       ADDITIONS AND ALTERATIONS

         7.1 ADDITIONS AND ALTERATIONS BY TENANT: No changes, alterations, improvements or additions shall be made to the Premises or any part thereof without first obtaining the written consent of the Landlord. All changes, alterations, additions and improvements made or placed in or upon the Premises by the Tenant and which by operation of law would become a part of the real estate, shall immediately upon being made or placed thereon become the property of the Landlord and shall remain upon and be surrendered with the Premises as a part thereof, at the termination by lapse of time or otherwise, of the Term herein granted provided, however, that, if Landlord so requests in writing not later than 30 days prior to the expiration of the Term, Tenant shall remove all or any part of the improvements it made to the Premises and repair any damage caused by the removal. Any such changes, alterations, improvements, or additions shall be done in a good and workmanlike manner, in conformity with any applicable governmental laws, ordinances and regulations and any criteria as set forth herein and with the prior written consent of the Landlord, not to be unreasonably withheld.

         7.2 EQUIPMENT AND TRADE FIXTURES: Tenant may install or affix to the Premises such equipment and trade fixtures as are reasonably necessary for the conduct of Tenant's business operations therein with Landlord's prior written consent; and, upon termination of this lease for any reason other than Tenants default, Tenant may remove the same provided that, after such removal, Tenant restores the Premises at Tenants expense to the same condition as existed prior to the installation of such equipment or fixtures. It is understood and agreed, however, that any floor and wall coverings or other appurtenances attached to the floor or any part of the Premises by Tenant shall at the termination of this lease or any renewal hereof, remain the property of Landlord and shall not be removed unless Landlord requests Tenant to remove the same. Tenant shall promptly pay and discharge and shall indemnify and hold landlord harmless of and from, all tangible personal property taxes and assessments now or hereafter taxed, assessed, imposed, or levied by any lawful authority against or upon any trade fixtures, equipment, or personal property located in the Premises during the Term of this lease.

         7.3 NO LIENS: Landlord's interest in the Premises shall not be subject to liens for improvements made by Tenant. Tenant shall notify all contractors making Tenant improvements of this provision.

                  a. Tenant agrees that it shall not enter into any contract for Tenant's Improvements unless the following language is included in such contract:

                           "Notwithstanding anything herein contained to the contrary, the contractor acknowledges that (Tenant) holds only a leasehold interest in the property which is the subject of this contract. (Tenant) is not the agent of the owner of the property, and no lien resulting from work performed under this contract shall attach to the interest of such owner."

                  b. Tenant agrees that it will not permit any worn to be commenced until such time as Tenant has provided Landlord with a fully executed copy of the construction contract evidencing incorporation of the aforesaid language. In addition, prior to commencement of the work, Tenant shall post the following notice in a conspicuous place on the leased premises, and shall assure that such notice is maintained throughout the entire course of construction:

                           "NOTICE TO CONTRACTORS, SUBCONTRACTORS, MATERIAL MEN AND LABORERS"

                           Notice is hereby given that work on these premises is being performed for (Tenant). (Tenant) is not the agent of the owner of this property, and any lien rights shall in no event attach to the interest of the owner."

                  c. If, for whatever reason, any mechanic's or other lien shall be filed against the premises, purporting to be for labor or material furnished or to be furnished at the request of Tenant, then Tenant shall, at its expense, cause such lien to be discharged of record by payment, bond or otherwise as allowed by law, within ten (10) days after the filing thereof. If Tenant shall fail to cause such lien to be discharged of record within such ten (10) day period, Landlord, in addition to any other rights and remedies, may, but shall not be obligated to, cause such lien to be discharged by payment, bond or otherwise, without investigation as to the validity thereof or as to any offsets or defenses thereto, and Tenant shall, upon demand, promptly within ten (10) days, reimburse Landlord for all amounts paid and costs incurred, including attorneys' fees and interest thereon at the maximum legal rate from the respective dates of Landlord's payments therefor, in having such lien discharged of record, and, further, Tenant also shall otherwise indemnify, protect, defend and save Landlord harmless from any claims, actions or damage resulting therefrom.

                  d. The Landlord may require the Tenant and/or the Tenant's contractor to post or deposit a performance bond, a payment bond or other form of security to ensure the timely and full completion of any improvements to the Premises undertaken by Tenant, the removal of any construction or other liens and the timely and full payment of all costs and expenses thereof.

                  e. The Tenant shall indemnify and hold the Landlord harmless against all claims, actions, judgments, damages, liabilities, payments, liens, costs and expenses, including, but not limited to actual attorney's fees, legal assistant fees and paralegal fees and costs that the Landlord may suffer or Incur and that result, directly or indirectly, from the design or construction of the Tenant's Improvements.

                  f. Prior to commencement of the construction of any of the Tenant's improvements, the Tenant's general contractor shall secure Builders Risk Insurance (Fire with Extended Coverage and Vandalism Endorsement) on a Completed Value Form with Landlord and Tenant as named insureds, in an amount not less than 100% of the value of the work.

8.       PERMITTED USE

         8.1 PERMITTED USES: The Premises shall be used only for the Permitted Use and for no other purpose. The Tenant, shall, at its own cost and expense, obtain any and all licenses and permits necessary for such use. The Tenant shall comply with all governmental laws, ordinances and regulations applicable from time to time to its use of the Premises, and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in or upon, or connected with the Premises, all at the Tenant's sole expense.

         8.2 USES NOT PERMITTED: Notwithstanding anything herein to the contrary, Tenant shall not use the Premises, nor permit the Premises to be used, for any of the following purposes: retail securities brokerage; or a banking, trust company or savings and loan business. The Tenant shall comply with the Building Rules and Regulations attached as Exhibit B which are incorporated herein and shall not do, suffer or permit anything to be done in, on or about the Premises or the Property, nor bring, nor keep anything therein which will in any way affect fire or other insurance upon the Building or any of its contents or which will in anyway conflict with any law, ordinance, rule or regulation now or hereafter in force or effect relating to the occupancy and use of the Premises or the Property. Tenant shall not in any way obstruct or interfere with the rights of other tenants or users of the Property, or injure or annoy them, nor use, nor allow the Premises or the Building to be used for any improper, immoral, unlawful or objectionable purpose.

         8.3 MACHINERY OPERATION: The Tenant will not, without the written consent of the Landlord, use any apparatus, machinery, equipment or devices in, on or about the Premises which may cause, alone or in the aggregate, any excessive noise or may set up any excessive vibration or excessive floor loads or which in any way would increase the normal amount of electricity agreed to be furnished or supplied under this Lease, or as specified in the Building Standards Criteria, and further, the Tenant shall not connect with water any apparatus, machinery, equipment or device without the prior written consent of the Landlord. The Tenant shall, at the Tenants sole cost and expense, comply with all requirements of municipal, state and federal authorities now or hereafter in force, pertaining to said Premises, and shall faithfully observe in the use of said Premises and Property such laws, ordinances, regulations and other requirements now or hereafter in force and effect

         8.4 CHANGE IN LAW: Any change in law or otherwise which may make Tenant's use of the Premises impracticable or impossible shall not affect Tenant's obligations under this Lease

9.       UTILITIES

         9.1 GENERAL: Subject to Tenant's obligation to pay its Proportionate Share of CAM expenses and perform Tenant's other obligations, the Landlord agrees to furnish in connection with the Premises: electricity for lights and other usual and ordinary office purposes (commensurate with the Landlord's electrical system and wiring in the Building of which the Premises are a part, supplying approximately 120 volts) and for heat and air conditioning, subject to government authority regulations from time to time in effect, during normal business hours; (8 A.M. to 6 P.M. Monday through Friday, except holidays and from 8 A.M. to 1 P.M. on Saturdays); janitorial services In the Common Areas as specified in the Building Standards Criteria; and provide for use in common with Landlord and other tenants of the elevators and other like facilities of the Building. Landlord reserves the right to establish special charges to be paid by Tenant for additional non-standard services provided.

         9.2 ELECTRICAL SERVICE: If, in Landlord's reasonable judgment, Tenant is using electrical service in a disproportionate amount, for example, because of high electricity consumption installations (other than the types and quantities of equipment normally used in general office settings) or because of use during nonbusiness hours, Landlord shall directly charge Tenant for such excess use and exclude those charges from CAM.

         9.3 NO LANDLORD LIABILITY: The Landlord shall not be liable for the failure to furnish any of the items or services herein mentioned when such failure is caused by or results from accidents, conditions or matters beyond the reasonable ability of the Landlord to control, or caused by or resulting from lack of utility services, breakdown of mechanical equipment, repairs, labor disturbances, or labor disputes of any character, whether resulting from or caused by acts of the Landlord or otherwise, nor shall the Landlord be liable under any circumstances for loss of or injury to property or persons, however occurring, through or in connection with or incidental to the furnishing of any such items or services, nor shall any such failure relieve the Tenant from the duty to pay the full amount of rent and other amounts herein provided to be paid by the Tenant, or constitute or be construed as a constructive or other eviction of the Tenant.

10.      INDEMNIFICATION; INSURANCE

         10.1 INDEMNIFICATION BY TENANT: Tenant does hereby indemnify and agree to hold Landlord and Landlord's agents, contractors, licensees, employees, directors, officers, partners, trustees and invitees (collectively, "Landlord's Agents") harmless from and against any and all damages, claims, losses, demands, costs, expenses (including actual attorneys' fees and costs), obligations, liens, liabilities, actions and causes of action, threatened or actual, for bodily injury or property damage which Landlord may suffer or incur arising out of or in connection with this Lease, or Tenant's business, or any activity, work or things done, permitted or suffered by Tenant or Tenant's agents, contractors, licensees, employees, directors, officers, partners, guests and invitees (collectively, "Tenant's Agents") in or about the Premises or the Property, Tenant's or Tenant's Agents' nonobservance or non performance of any statute, law, ordinance, rule or regulation, any negligence of the Tenant or Tenant's Agents, or any other event on the Premises, whatever the cause. Tenant's indemnification does not extend to liability for damages resulting from the sole or gross negligence of Landlord or for Landlord's intentional misconduct.

                  Tenant further agrees that if, in case of any claim, demand, action or cause of action, threatened or actual, against Landlord, as a result of action or inaction by Tenant or Tenant's Agents, and Tenant does not provide a defense against any and all such claims, demands, actions or causes of action threatened or actual, the Tenant will, in addition to the above, pay Landlord the actual attorney's fees, other legal expenses and costs incurred by Landlord in providing or preparing such defense, and Tenant agrees to cooperate with Landlord in such defense, including, but not limited to, the providing of affidavits and testimony upon request of Landlord.

10.2     INSURANCE:

         a. Tenant shall, at Tenant's expense, obtain and keep in force during the term of this Lease a policy of commercial general liability insurance insuring Landlord and Tenant against any liability arising out of Tenant's use, occupancy or maintenance of the Premises and all Common Areas with a combined single limit per occurrence of $1,000,000 exclusive of defense costs and any deductible or self-insured retention, or such other limits as Landlord may from time to time reasonably require. The limit of such insurance shall not, however, limit the liability of the Tenant hereunder. If Tenant shall fail to procure and maintain such insurance, Landlord may, but shall not be required to, procure and maintain same, but at the expense of Tenant.

         b. Tenant shall maintain a policy of insurance against risk of loss from any cause whatsoever to all of its personal property upon the Premises, to the full extent of replacement cost, which policy of insurance shall contain a standard waiver of subrogation clause or endorsement. Upon request, Tenant shall provide evidence of its insurance coverage.

         c. All insurance required hereunder shall be with companies approved by Landlord, which approval shall not be unreasonably withheld. Tenant shall deliver to Landlord, prior to occupancy of the Premises, copies of any policy of liability insurance required herein or certificates evidencing the existence and amounts of such insurance with Landlord named as an additional insured, and thereafter shall deliver any replacement policies to Landlord prior to expiration of the current policy. No policy shall be cancelable or subject to reduction of coverage except after 30 days prior written notice to Landlord. If any policy that Tenant is required to maintain is written on a claims-made Insurance form, each policy must have a retroactive date that is not later than the Commencement Date. Furthermore, if insurance coverage is written on a claims-made basis, Tenant's obligation to provide insurance will be extended for an additional period equal to the statute of limitations for such claims plus one year. Insurance may be provided in the form of blanket insurance policies covering properties in addition to the Premises or entities in addition to Tenant. All blanket policies must provide that the overall aggregate limit of liability that applies to Landlord or the Premises is independent from any overall or annual aggregate that applies to other entities or properties.

         10.3 ASSUMPTION OF RISK: Tenant, as a material part of the consideration to Landlord, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises from any cause, and Tenant hereby waives all claims in respect thereof against Landlord. Landlord and Landlord's Agents shall not be liable for any damage to property entrusted to Landlord or Landlord's Agents, from any cause whatsoever, unless caused by or due to the gross negligence of Landlord or Landlord's Agents or Employees. Landlord and Landlord's Agents shall not be liable for any latent defect in the Premises or in the Building.

         10.4 NOTICE TO LANDLORD: Tenant shall give prompt notice to Landlord in case of fire or accidents, or needed repair in the Premises or, if known by the Tenant, in other parts of the Building.

         10.5 CHATTEL PLEDGE: Tenant hereby pledges and assigns the Landlord all furniture and fixtures, goods and chattels of the Tenant, which may be brought or put on the Premises, as security for the payment of Rent herein reserved, and agrees that the Landlord's lien for the payment of Rent may be enforced by distress, foreclosure or otherwise, at the option of the Landlord, and Tenant agrees that such lien is granted to the Landlord and vested in Landlord, and the Tenant further agrees that in case of the failure of Tenant to pay the Rent herein when the same shall become due, and it becomes necessary for the Landlord to collect Rent by suit or through an attorney, or should Landlord employ an attorney because of the breach of any of the terms, covenants or agreements contained in this lease, the Tenant will pay the Landlord its actual attorney's fee together with all costs and charges incurred by, through or in connection with such collection or in any other suit or action or appeal which may be brought in any court because of a breach of any terms, covenants or agreements contained in this Lease.

         10.6 MUTUAL WAIVER OF SUBROGATION: Landlord and Tenant hereby mutually release and waive their respective rights of recovery and subrogation against each other for any loss insured by fire, extended coverage and other property insurance policies existing for the benefit of the respective parties to the extent such waiver is permitted by such policies or insurance carriers. If either party fails to obtain insurance required hereunder, it bears the full risk of its own loss.

11.      ASSIGNMENT OR SUBLETTING

         11.1 TENANT: The Tenant shall not sell, assign, transfer, mortgage, hypothecate or otherwise encumber this Lease or the leasehold interest granted hereby, or any other interest therein, or permit the use of the Premises or any part thereof by any person or persons other than the Tenant and Tenant's Agents and business invitees, or sublet the Premises, or any part thereof, without the prior written consent of the Landlord in Landlord's sole discretion in each such case. Notwithstanding any such assignment, mortgage, hypothecation, encumbrance or subletting, the Tenant shall at all times remain fully responsible and liable for the payment of the rent and Additional Rent and (or compliance with all of the obligations of the Tenant under the terms, provisions and covenants of this Lease. If Tenant is a corporation, unincorporated association, trust or general or limited partnership, the sale, new issue, assignment, transfer or hypothecation of any stock or other ownership interest of such entity which from time to time in the aggregate exceeds twenty-five percent (25%) of such interest shall be deemed an assignment subject to the provisions of this Section 11.1. If Tenant subleases or assigns any portion of the Premises and whether or not such sublease or assignment was consented to, and the rental exceeds the amount of rent due hereunder, Tenant shall pay to Landlord one-half (1/2) of all such excess rent as Additional Rent. In no event shall Tenant be permitted to sublease or assign any portion of the Premises at a rental amount less than the amount due under the terms of this Lease. Any act described in this Section 11.1 which is done without the consent of the Landlord shall be null and void and shall be an Event of Default.

         11.2 LANDLORD: Landlord shall have the right to sell, transfer or assign any of its rights and obligations under this Lease.

12.      SIGNS; ADVERTISING

         The Tenant shall not place or maintain or permit to be placed or maintained any signs or advertising of any kind whatsoever on the exterior of the Building (except as may be expressly provided for herein), or on any exterior windows in the Building, or elsewhere within the Premises so as to be visible from the public hallways or other public areas of the Building except such numerals and lettering on doorways as may be approved and permitted by the Landlord.

13.      MAINTENANCE OF INTERIOR OF PREMISES

         The Tenant shall take good care of the Premises and shall, at the Tenant's own cost and expense, keep them in good and sanitary condition and repair and shall promptly make all repairs to the same to the satisfaction of the Landlord, and at the end, or earlier termination, of the Term, shall deliver the Premises to Landlord in the same condition as received, wear and tear by ordinary use thereof, fire and other casually excepted. Landlord may, but shall not be obligated to, make any repairs which are not promptly made by Tenant and charge Tenant for the cost thereof as Additional Rent.

14.      DAMAGE OR DESTRUCTION

         If the Building is damaged by fire or other peril not caused in whole or in part by Tenant, to the extent that the entire Premises are rendered untenantable and cannot be reasonably rendered in as good a condition as existed prior to the damage within ninety (90) days from the date that Landlord secures permits for the reconstruction of the Premises, the Term of this Lease may be terminated by the Landlord or the Tenant by giving written notice to the other party; but if such damage is not such as to permit termination of the Lease as above provided, then if such damage is not caused by Tenant or Tenants Agents, employees, or invitees, a proportionate reduction shall be made in the rent corresponding to the time during which and to the portions of the Premises of which the Tenant shall hereby be deprived of possession. Landlord shall use commercially reasonable efforts to secure the requisite permits and governmental approvals to reconstruct the Premises in a timely manner. If Landlord is unable to secure the requisite permits and governmental approvals within six (6) months of the date of the damage, then either Landlord or Tenant may elect to terminate this Lease by giving written notice to the other party. The Tenant agrees that Landlord shall not be responsible or liable for any loss due to business interruption occasioned by such fire, casually or other cause which renders the Premises untenantable nor shall Landlord be liable for any damage to Tenants property or persons. Tenant may not terminate this Lease on account of any damage caused by Tenant or Tenant's agents, employees, guests or invitees.

15.      DEFAULT

         The following shall constitute "Events of Default" and in any such events, Tenant shall be deemed to be in default under the terms of this Lease and shall be subject to Landlord's remedies as set forth herein:

                  a. Tenants failure to pay, when due, any rent or other payments due hereunder, including without limitation Additional Rent, taxes and sales tax or any other payment due Landlord under any other agreement or contract between Landlord and Tenant; or

                  b. Tenant's abandoning or vacating of the Premises without prior written consent of Landlord, it being agreed that non-occupation of the Premises for a period often (10) consecutive days, without written consent of Landlord, shall be conclusively deemed an abandonment, notwithstanding anything contained in Florida Statute Chapter 83 to the contrary; or

                  c. Tenant's voluntarily petitioning for relief under or otherwise seeking the benefit of any bankruptcy, reorganization or insolvency law; or

                  d. A receiver or trustee being appointed for Tenant or its property; or

                  e. The filing of an involuntary bankruptcy, arrangement, or reorganization petition against Tenant; or

                  f. Tenants making an assignment for the benefit of creditors; or

                  g. Any of the goods, chattels, rights, credits, or effects of Tenant used in or incident to the occupation of the Premises being seized, sequestered, or impounded by virtue of or under the authority of any legal proceedings; or

                  h. Tenant's interest under this Lease being sold under execution or other legal process; or

                  i. Any act or omission of Tenant which results in the filing of a lien against the Premises; or

                  j. Any transfer, assignment, subletting or encumbering of Tenant's interest under this Lease or the Premises, by operation of law or otherwise without the prior written consent of Landlord, which consent shall be in the sole and absolute discretion of Landlord; or

                  k. Tenant's continued default in the performance or observance of any of the other covenants or agreements contained in this Lease and not specifically set forth above for a period often (10) days after the date of mailing written notice thereof by Landlord to Tenant

                  l. Tenant's repeated violation of any covenant or agreement contained in this Lease. "Repeated Violation" shall mean violating any covenant or agreement for which written notice of violation was given by Landlord on more than two (2) occasions within a twelve (12) month period

16.      REMEDIES

         Landlord may, at its option, in addition to all other remedies provided by law, exercise anyone or more of the following remedies which are not mutually exclusive and are consistent with the laws of the State of
         Florida:

         16.1 ACCELERATION: Declare the entire remaining unpaid rent (whether monthly, Additional Rent or otherwise) for the balance of the term of this Lease immediately due and payable and take action to recover and collect the same either by distress or otherwise, and/or,

         16.2 TERMINATION OF POSSESSION: Terminate Tenant's right to possession under this Lease and re-enter and take possession of the Premises, and relet or attempt to relet the Premises, or any part thereof, on behalf of and as the agent of Tenant, at such rental and under such terms and conditions as Landlord may, in the exercise of Landlord's sole and absolute discretion, deem best under the circumstances for the purpose of reducing Tenant's liability, and Landlord shall not be deemed to have thereby accepted a surrender of the Premises, and Tenant shall remain liable for all Rent, Additional Rent and all other sums due under this Lease and for all damages suffered by Landlord because of Tenant's breach of any of the covenants of this Lease. Landlord shall apply any rent received from such reletting first to the expenses of Landlord, if any, incurred by re-entering and placing the Premises in condition for reletting, and then to the payment of Rent due hereunder and other obligations of Tenant to Landlord arising under this Lease. In the event Landlord is successful in reletting the Premises at a rental rate in excess of that agreed to be paid by Tenant, Tenant shall not be entitled, under any circumstances, to such excess rent, and Tenant does hereby waive any claim to such excess rent. At any time during such repossession or reletting, Landlord may, by delivering written notice to Tenant, elect to exercise its option under the following subparagraph to accept a surrender of the Premises, terminate and cancel this Lease, and retake possession and occupancy of the Premises

         16.3 TERMINATION AND POSSESSION: Declare this Lease terminated, whereupon the Term herein granted and all right, title, and interest of Tenant in and to the Premises shall end. Such termination shall be without prejudice to Landlord's right to enforce the collection of any Rent, Additional Rent or other amounts due or accrued at the termination thereof, and for such time as shall be required to evict Tenant, together with all other damages suffered by Landlord as a result of Tenant's default. Upon such termination Landlord shall have the right to immediately re-enter the Premises and take possession thereof, and Tenant shall thereupon be deemed to have surrendered the Premises to Landlord.

         16.4 TENANT'S ACCOUNT: Landlord may pay or perform any obligation of Tenant for Tenant's account, without prejudice to any other right or remedy of Landlord. All damages, costs and expenses so incurred by Landlord, including any interest, penalties and actual attorneys' fees, shall be due and payable to Landlord on demand.

         16.5 LANDLORD'S LIEN: Enforce by any means available by law or in equity, a Landlord's lien upon any or all of Tenants equipment, furnishings, furniture trade fixtures, inventory, and other personal property of Tenant situated on, affixed to, or kept on the Premises. Tenant hereby grants Landlord an express Landlord's lien upon all such property and in furtherance thereof, Tenant agrees to execute and record such UCC-1 financing statements as Landlord may deem necessary to perfect its Landlord's lien.

         16.6     TRIAL WAIVER:

                  THE PARTIES HERETO SHALL, AND THEY HEREBY DO, WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER ON ANY MATTERS WHATSOEVER ARISING OUT OF, OR IN ANYWAY CONNECTED WITH, THIS LEASE, THE PREMISES AND/OR ANY CLAIM OF INJURY OR DAMAGE.

                  Tenant hereby consents to the jurisdiction of any state court whose jurisdiction includes the county in which the Premises are located

         16.7 SERVICE ADDRESS: In the event of any action or proceeding arising from this Lease or any other agreement to which Landlord and Tenant are a party, Tenant hereby stipulates that service of process upon Tenant shall be effective at the following address:

                                    Sargon Capital, Inc.
                                    2033 Main Street, Suite 400
                                    Sarasota, FL 34237

                  Tenant covenants that it shall, within five (5) days of change, notify Landlord of any new address for service of process. In the event that the foregoing address shall conflict with or otherwise be different from any address designating a registered agent with the Secretary of State of the State of Florida, then Landlord, at Landlord's election, may elect to serve Tenant utilizing either address.

         16.8 CUMULATIVE REMEDIES: The remedies of Landlord herein are cumulative and the election to proceed by forfeiture or surrender or otherwise shall not preclude the exercise of any other remedies herein described or otherwise provided by statute or general law, including at law or in equity, at the same time or in subsequent times or actions.

17.      LANDLORD'S RIGHT OF ENTRY

         The Tenant agrees that the Landlord, its agents and employees may enter the Premises at any hour to protect the same against the elements, accidents, or to effect repairs or replacements, and at any reasonable hour for the purpose of examining the same, showing the same to prospective purchasers or tenants, or for any other reasonable purpose.

18.      NOTICES

         Any bill, statement, notice or communication which the Landlord may desire or be required to give to Tenant shall be deemed sufficiently given and rendered if, in writing, personally delivered or sent by first class mail, postage prepaid, certified return receipt requested or by recognized overnight carrier addressed to the Tenant, at the address set forth in paragraph 1.16 (or such different address as Tenant may notify Landlord), and the time of the rendition of such bill, statement, or notice shall be deemed to be the time when the same is mailed or sent by overnight carrier to the Tenant, or delivered as herein provided. Any notice to Landlord shall be in writing, addressed to Landlord at Landlord's Address (or such different address as Landlord may notify Tenant) and shall be sent first class mail, postage prepaid, certified return receipt requested or by recognized overnight carrier and the time of the rendition of such bill, statement, or notice shall be deemed to be the time when the same is mailed or sent overnight carrier to the Landlord.

19.      TAXES ON TENANT'S PERSONAL PROPERTY AND TAXES ASSESSED AGAINST RENTALS

         19.1 PERSONAL PROPERTY TAXES: The Tenant shall pay promptly when due any and all taxes and assessments that may be levied or assessed against Tenant's personal property located in, on or about the Premises and will cause such personal property to be assessed directly to the Tenant. If for any reason such personal property cannot, or is not assessed separately and is included with the Landlord's real or personal property tax assessments, the Tenant will upon demand pay to the Landlord the amount of taxes levied or assessed against the personal property, using for such purpose the valuation and rate of tax placed thereon by the taxing authority, if the same can be determined and if not, using a reasonable valuation.

         19.2 SALES TAX: In addition to the rent provided for above, the Tenant shall pay to the Landlord, promptly as and when due, all sales, use or excise taxes, levied, assessed or payable on or on account of the leasing or renting provided for hereunder, or on account for the rent payable hereunder.

20.      ATTORNEY'S FEES AND COSTS OF COLLECTION

         The Tenant shall promptly pay to the Landlord all actual costs and expenses of enforcement of this Lease and of collection, including appeals, including without limitation attorneys' fees, paralegal fees, and costs, with respect to any part of said Rent and other charges and sums of money herein reserved or required by the Tenant to be paid and met, which may be sustained or incurred by the Landlord after the date the same, or any portion thereof, becomes due; and the Tenant further agrees to pay all costs and expenses, including attorneys' fees and paralegal fees, (prior to suit, during suit, and on appeal, if applicable), which may be sustained or incurred by the Landlord in or about the enforcement or declaration of any of the rights or remedies of the Landlord or obligations of the Tenant, whether arising under this Lease or granted, permitted or imposed by law or otherwise.

21.      PRIOR AGREEMENTS

         This Lease supersedes and revokes any and all prior written agreements between the parties relating to the Premises, and all oral agreements between the parties relating to the Premises are hereby merged into this Lease; and no amendment, modification or variation of this Lease or of any terms or provisions of this Lease, shall be effectual, binding or valid unless and until the same is reduced to writing and signed by the party to be charged thereby. No notice, request or demand in this Lease provided for may be waived except by written waiver thereof signed by the party waiving the same. Submission of this Lease to or by Tenant shall not create any rights in favor of Tenant until this Lease has been executed by both Landlord and Tenant.

22.      FLOOR PLANS

         Any floor plan or other plan, drawing or sketch which is attached to or made part of this Lease is used solely for the purpose of a reasonable approximate identification and location of the demised Premises, and any markings, measurements, dimensions or notes of any kind contained therein (other than the outline of the Premises as an approximate identification and location thereof) have no bearing with respect to the terms and conditions of this Lease. The design, layout, materials, structure or other aspects of the Building and Property may be altered hereafter without affecting Tenants obligations hereunder.

23.      NO AUTOMATIC RENEWAL

         There shall be no extension or automatic renewal of the terms of this Lease unless otherwise agreed in writing by the parties hereto. Tenant shall have no right to hold over, but if Tenant does so with Landlord's written consent, the holdover shall be a tenancy from month-to-month terminable at will by either Landlord or Tenant, and monthly Rent shall be five (5) percent higher than the amount due in the last month preceding the holdover period (unless Landlord specifies a higher or lower rent in the written consent). If Tenant holds over without Landlord's written consent, then Tenant shall be a tenant-at sufferance. Tenant shall pay by the first day of each month during the holdover period twice the amount of Monthly Rent due in the last full month immediately preceding the holdover period and shall be liable for any damages suffered by Landlord because of Tenant's holdover. Landlord shall also retain its remedies if Tenant holds over without written consent.

24.      CONDITIONS OF PREMISES; NO WARRANTIES

         Except as otherwise expressly provided in this Lease, the Premises is leased in "as is" condition without any modification or fit out required of the Landlord Tenant acknowledges that neither Landlord nor any agent or employee of Landlord has made any representation or warranty with respect to the Premises, the Building or the Property or with respect to the suitability of the Premises for Tenant's intended use unless such are expressly set forth in this Lease. Tenant further acknowledges that no representations or warranties as to the state of construction or repair of the Premises, nor promises to alter, remodel, improve, repair decorate or paint the Premises, have been made by Landlord.

25.      TERMS, HEADINGS AND JURISDICTION

         As used herein the singular shall include the plural, the plural shall include the singular, and each gender shall include the other where the context shall so require. The headings in this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof. This Lease shall be governed by the laws of the State of Florida.

26.      CONDEMNATION

         In the event the whole or any part of the Building of which the Premises are a part, other than a part not interfering with the maintenance or operation thereof shall be taken or condemned for any public or quasi-public use or purpose, the Landlord may, at its option, terminate this Lease from the time title to or right to possession shall vest in or be taken for such public or quasi-public use or purpose. The Landlord shall be entitled to any and all income, rent, awards or any interest therein whatsoever which may be paid or made in connection with the condemnation or threat of condemnation of all or any part of the Building.

27.      SUBORDINATION TO MORTGAGES

         This Lease is hereby made expressly subject and subordinate at all times to any and all mortgages, deeds of trust, ground or underlying leases affecting the Premises which have been executed and delivered or which will hereafter be executed and delivered and any and all extensions and renewals thereof and substitutions therefor and to any and all advances made or to be made under or upon said mortgages, deeds of trust, ground or underlying leases. Tenant agrees to execute any instrument or instruments which the Landlord may deem necessary or desirable to effect the subordination of this lease to any or all such mortgages, deeds of trust, ground or underlying leases within 10 days of Landlord's request. In the event that the Tenant shall refuse, after 10 days following Landlord's request, to execute such instrument or instruments which the Landlord may deem necessary or desirable to effect the subordination of the Lease to any or all such mortgages, deeds of trust, ground or underlying leases, the Landlord may, in addition to any right or remedy accruing hereunder, terminate this Lease without incurring any liability whatsoever and the estate hereby granted is expressly limited accordingly. The Tenant hereby agrees to attorn to any future owner of the Landlord's interest in the Premises under this Lease, whether such occurs by reason of the dispossession of the Landlord or otherwise, and such shall not constitute a default by Landlord hereunder.

28.      ESTOPPEL CERTIFICATES AND FINANCIAL STATEMENTS

         28.1 Within ten (10) days after request of Landlord, Tenant shall deliver to Landlord a duly executed certificate stating the Termination Date, the Monthly Rent and Additional Rent, the amount of any prepaid rent and security deposit, the fact that this Lease is in full force and effect, the fact that this Lease is unmodified (or if modified, the date of the modification), and the fact that Landlord is not in default (or if a default exists, the nature thereof). Failure to timely deliver same shall constitute a default under the terms of this Lease. Such certificate may be relied on by Landlord, prospective lenders or prospective purchasers.

         28.2 During the Term of this Lease and any extensions thereto, Tenant (and Tenants Guarantor) shall produce current financial statements as requested by Landlord, any prospective purchaser or lender or any lender of record within thirty (30) days of written notification from Landlord, together with an opinion of an independent certified public accountant of recognized standing to the effect that such financial statements have been prepared in conformity with generally accepted accounting methods consistently applied and fairly present the financial condition and results of operations of Tenant as of and for the periods covered. Landlord agrees to limit any such requests for the production of internal financial statements from the Tenant to a maximum of one request in each twelve month period of the Lease Term. Tenant acknowledges that this provision is a material element of the Lease without which Landlord would not have entered into this Lease. If Tenant (or Tenant's Guarantor) is a company which is required to make periodic reports to the Securities and Exchange Commission, a copy of Tenant's (or Tenant's Guarantor) most recent publicly disclosed financial statement shall be sufficient for purposes of this Lease.

29.      QUIET ENJOYMENT

         Landlord agrees that Tenant, upon paying the Monthly Rent, all Additional Rent, and all other sums and charges then due and upon performing the covenants and conditions of this Lease to be performed by the Tenant, may enjoy peaceful and quiet possession of the Premises during the Term.

30.      PARKING SPACES

         Tenant shall be entitled to such parking spaces located in the attached parking garage as are provided for in Section 1.20.

31.      LANDLORD'S RIGHT TO ALTER COMMON AREAS

         Without abatement or diminution in rent, Landlord reserves and shall have the right to change the street address and/or the name of the Building and/or the arrangement and/or location of entrances, passageways, doors, doorways, corridors, elevators, stairs, or other Common Areas of the Building or the complex without liability to Tenant.

32.      EXCULPATION

         Notwithstanding anything to the contrary set forth in this Lease, it is specifically understood and agreed by Tenant that there shall be absolutely no personal liability on the part of Landlord, or Landlord's successors or assigns with respect to any of the terms, covenants and conditions of this Lease, and Tenant shall look solely to the equity of the current or future owner in the Property for the satisfaction of each and every remedy of Tenant in the event of any breach by Landlord of any of the terms, covenants and conditions of this Lease to be performed by Landlord. This exculpation of personal liability is absolute and without any exception whatsoever. The covenants and obligations contained in this Lease on the part of Landlord shall be binding on the Landlord, its successors and assigns only during and in respect to their respective successive periods of ownership.

33.      SUCCESSORS AND ASSIGNS

         Except as otherwise provided in this Lease, all of the covenants, conditions and provisions of this Lease shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors and permitted assigns.

34.      BUILDOUT ALLOWANCE

         N/A

35.      REAL ESTATE COMMISSIONS

         Tenant states affirmatively that it has not had dealings of any nature with any real estate broker or salesperson with respect to this Lease other than _________ N/A ______________, for whose commission _______
         N/A __________ is solely responsible. Tenant agrees to hold Landlord harmless and indemnify Landlord from and against any claim for commission, fees, or expenses of any other party, including but not limited to, any real estate brokers or salespersons in regard to the obtaining of the Lease. Landlord shall not be responsible for any claims for commission, fees or other expenses of any broker or salesperson in connection with Tenant's exercise of any option to renew or extend this Lease, unless Landlord has otherwise agreed in writing.

36.      RADON AND HAZARDOUS WASTE

         36.1 RADON IS A NATURALLY OCCURRING RADIOACTIVE GAS THAT, WHEN IT IS ACCUMULATED IN A BUILDING IN SUFFICIENT QUANTITIES, MAY PRESENT HEALTH RISKS TO PERSONS WHO ARE EXPOSED TO IT OVER TIME. LEVELS OF RADON THAT EXCEED FEDERAL AND STATE GUIDELINES HAVE BEEN FOUND IN BUILDINGS IN FLORIDA. ADDITIONAL INFORMATION REGARDING RADON AND RADON TESTING MAY BE OBTAINED FROM YOUR COUNTY HEALTH DEPARTMENT. THE FOREGOING NOTICE IS PROVIDED PURSUANT TO SS. 404.056(6), FLORIDA STATUTES (2001), WHICH REQUIRES THAT SUCH NOTICE BE INCLUDED IN CERTAIN REAL ESTATE DOCUMENTS.

         36.2 Tenant shall not place in nor store on or about the Premises or Building nor discharge, emit, dispose or release from on or about the Premises or Building, nor allow to be placed onto, stored on or about, or be discharged, emitted, disposed or released from on or about the Premises or Building, any pollutants, hazardous substances or hazardous waste; (as defined by and/or as prohibited by any common law or any federal, state or local statute, regulation, ordinance or other regulatory requirement including without limitation, any so-called "Superfund" or "Super Lien" legislation, relating to the presence of hazardous waste on, in or about the Premises) and shall indemnify and hold Landlord harmless from and against any and all expense, damage, loss or liability incurred by Landlord as a result of Tenants breach of this covenant, including, without limitation, any response costs, cleanup costs, environmental investigation and/or feasibility costs, and any and all fines or penalties imposed as a result thereof. Tenant further agrees that, upon request, it shall furnish Landlord with such estoppel or other written information as Landlord may reasonably request with regard to Tenant's compliance with this representation and Tenant acknowledges that the covenants in this Section comprise a material inducement for Landlord to enter into this Lease without which Landlord would not have done so.

37.      COMPLIANCE WITH LAWS INCLUDING THE AMERICANS WITH DISABILITIES ACT

         The Tenant, at Tenant's sole cost and expense, shall comply with the requirements of all municipal, state and federal authorities now or hereafter in force, pertaining to the Premises, and shall faithfully observe in the use of the Premises and Common Areas all municipal ordinances and regulations and state and federal statutes and regulations now or hereafter in force and effect, including but not limited to The Americans With Disabilities Act, 28 CFR Part 36. Such compliance shall be at the expense of the Tenant.

38.      BUILDING RULES AND REGULATIONS

         Tenant agrees that it shall at all times abide with the Building Rules and Regulations attached hereto as "Exhibit B" as they may be modified by Landlord from time to time.

39.      PERFORMANCE

         TIME IS OF THE ESSENCE OF THIS LEASE.

40.      SHORT FORM OF LEASE

         This Lease shall not be recorded. However, the Landlord may record a Short Form of this Lease, the form of which is attached hereto as Exhibit C.

41.      RIGHT TO RELOCATE TENANT

         Landlord reserves the right to relocate any Tenant whose Premises is less than 3,000 square feet of rentable area during the term of this Lease or any renewal thereof, to similar quality office space within the Building; if Landlord shall exercise this right to relocate Tenant, then any and all costs incident to said relocation shall be the responsibility of the Tenant. Landlord shall provide Tenant at least sixty (60) days written notice of Landlord's intention to relocate the Premises; the physical relocation shall take place on a weekend and shall be completely accomplished before Monday following the weekend in which the relocation takes place. If the relocated Premises are smaller than the original Premises as they existed before the relocation, the annual base rent shall be reduced pro rata.

         IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease as of the day and year first above written.

WITNESS:                                             Landlord:

                                                     CENTERPOINTE PROPERTY, LLC, as agent
                                                     for PMW Hospitality and RFW Hospitality LLC

----------------------------------------------------


/s/  Robert Hillier                                  By: /s/ Don Wilson
----------------------------------------------------     --------------------------------------------
Robert Hillier                                       Print Name:  Don Wilson

                                  Its: Manager


WITNESS:                                             Tenant:


                                                     National Health Care, Inc.
----------------------------------------------------


/s/  Robert Hillier                                  By:  /s/ David Daniels
----------------------------------------------------      -------------------------------------------
Robert Hillier                                       Print Name:  David Daniels
                                                                  -----------------------------------

                                                     Its:  CEO
                                                           ------------------------------------------



                                Omitted Exhibits

         The following exhibits to the Commercial Office Lease have been omitted:

         Exhibit              Exhibit Description
         -------              --------------------
         A                    Floor Plan of Premises
         B                    Building Rules and Regulations
         C                    Short Form Lease
         D                    Buildout Allowance
         E                    Landlord's Work

         The Company agrees to furnish supplementally a copy of the foregoing omitted exhibits to the Securities and Exchange Commission upon request.